Exhibit 32.1

Certification by the Co-Chief Executive Officers and Chief Financial Officer Pursuant to Section 18 U.S.C. Section 1350

Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of MFC Development Corp. (the "Company") on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),

We, Jeffrey S. Edell, Co-Chief Executive Officer, Nancy Duitch, Co-Chief Executive Officer, and, Victor Brodsky, Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2006	By:	/s/ JEFFREY S. EDELL
Jeffrey S. Edell President and Co-Chief Executive Officer

Date: April 14, 2006	By:	/s/ NANCY DUITCH
Nancy Duitch Co-Chief Executive Officer

Date: April 14, 2006	By:	/s/ VICTOR BRODSKY
Victor Brodsky Vice President and Chief Financial Officer